February 19, 2021

CENTAUR MUTUAL FUNDS TRUST

DCM/INNOVA HIGH DIVIDEND INCOME INNOVATION FUND

(TILDX)

Supplement to Summary Prospectus, Statutory Prospectus and

Statement of Additional Information dated February 12, 2021

Important Notice Regarding Change in Investment Policy

This supplement updates certain information in the Summary Prospectus (the “Summary Prospectus”), the Statutory Prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”) of the DCM/INNOVA High Dividend Income Innovation Fund (the “DCM/INNOVA Fund”) to revise information contained therein as described below. For more information or to obtain a copy of the Summary Prospectus, Prospectus or the SAI free of change, please contact the DCM/INNOVA Fund at 1-888-484-5766.

Effective April 26, 2021 (the “Effective Date”), the DCM/INNOVA Fund will change its name to “DCM/INNOVA High Equity Income Innovation Fund” and remove the following principal investment policy: “Under normal circumstances, the DCM/INNOVA Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies that either have paid a dividend in the 12 months prior to the DCM/INNOVA Fund’s purchase of the security, or are expected by the Advisor to pay a dividend within 12 months following the DCM/INNOVA Fund’s purchase of the security.”

Therefore on and after the Effective Date the DCM/INNOVA Fund will no longer be required to comply with the 80% investment policy.

Investors Should Retain this Supplement for Future Reference